SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.  20549

                                       FORM 8-K

                     Current Report Pursuant to Section 13 or 15(d) of
                             The Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported):      March 18, 1997

                       	      PLAYERS INTERNATIONAL, INC.
                (Exact name of registrant as specified in its charter)

	Nevada
(State or other jurisdiction of incorporation)

0-14897
(Commission File Number)

95-41745832
(I.R.S. Employer Identification No.)

1300 Atlantic Avenue, Suite 800
Atlantic City, New Jersey
(Address of principal executive offices)

08402
(Zip Code)

Registrant's telephone number, including area code:
(609) 449-7777

(Not applicable)
(Former name or former address, if changed since last report)

Item 2.	Acquisition of Disposition of Assets

On March 18, 1997, Players International, Inc.
completed the initial closing of the sale of its Mesquite, Nevada casino resort spa property to RBG, LLC (which is controlled by Robert Black Sr.) and received $22 million in cash proceeds. The remaining amount of the $30.5 million sale price, including $1.5 million of notes, is payable upon the approval of the transaction by the Nevada Gaming Board or by June 30, 1997.

Item 7.  Financial Statements and Exhibits

(a)	Not applicable.

(b)	Pro Forma Condensed Consolidated Financial Statements

The accompanying unaudited pro forma condensed consolidated financial statements give effect to the sale of the Players Island Resort Casino & Spa located in Mesquite, Nevada, as if such transaction had occurred, for balance sheet purposes on December 31, 1996 and, for statement of operations purposes, on April 1, 1996 and April 1, 1995, respectively. These unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Company's consolidated financial statements and notes thereto. The pro forma information is not necessarily indicative of the results that would have been reported had such events actually occurred on the dates specified, nor is it indicative of the Company's future results.

                PLAYERS INTERNATIONAL, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEET
                              December 31, 1996
                           (Dollars in thousands)

               ASSETS
                                   Historical   Adjustments &    Pro Forma
                                                Eliminations

CURRENT ASSETS :
    Cash and cash equivalents      $16,006      $   -            $16,006
    Marketable securities, net         -            -                -
    Accounts receivable              4,286          -              4,286
    Notes receivable                   619          900  (1)       1,519
    Inventories                      3,152       (1,638) (2)       1,514
    Deferred income tax              2,969          -              2,969
    Prepaid expenses and
     other current assets            8,812       18,000  (3)      26,812
          Total current assets      35,844       17,262           53,106

PROPERTY AND EQUIPMENT,net of
accumulated depreciation           290,198      (84,521) (2)     205,677
DEFERRED INCOME TAX - long term      4,897          -              4,897
INTANGIBLES,net of accumulated
amortization                        36,415          -             36,415
INVESTMENT IN JOINT VENTURE         82,274          -             82,274
OTHER ASSETS                         7,673          -              7,673
        TOTAL ASSETS              $457,301     $(67,259)        $390,042


                     LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES :
    Current portion of long-term
     debt                          $15,000     $    -           $15,000
    Accounts payable                 5,586          -             5,586
    Accrued liabilities             22,265         (182) (2)     22,083
    Other liabilities                3,032          -             3,032
       Total current liabilities    45,883         (182)         45,701

OTHER LONG-TERM LIABILITIES         29,424          -            29,424

LONG-TERM DEBT, net of current
portion                            185,000      (29,000) (4)    156,000

STOCKHOLDERS' EQUITY :
    Common stock                       160          -               160
    Additional paid-in capital     129,260          -           129,260
    Treasury stock, at cost         (7,294)         -            (7,294)
    Retained earnings               74,868      (38,077) (5)     36,791

       Total Stockholders' Equity  196,994      (38,077)        158,917

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY              $457,301     $(67,259)       $390,042


NOTES:
(1) Promissory note receivable from sale of $1,500 net of transfer of Hafen note receivable of $600.
(2)  Net assets sold.
(3)  Tax refund receivable as result of sale.
(4)  Cash proceeds used to reduce bank debt.
(5)  Writeoff of loss on sale, net of tax.

                  PLAYERS INTERNATIONAL, INC. AND SUBSIDIARIES
               CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    For the Nine Months Ended December 31, 1996
                   (Dollars in thousands, except per share data)
                              Historical      Adjustments &        Pro Forma
                                             Eliminations(1)
REVENUES :
    Casino                      $197,617           $(17,008)       $180,609
    Food and beverage             10,604             (4,850)          5,754
    Hotel                          5,069             (4,025)          1,044
    Other                          5,576             (2,473)          3,103
                                 218,866            (28,356)        190,510
COST AND EXPENSES :
    Casino                        89,951            (11,105)         78,846
    Food and beverage             10,782             (5,383)          5,399
    Hotel                          2,320             (1,910)            410
    Other gaming related expenses 27,955             (4,683)         23,272
    Selling, general
    and administrative            41,740             (7,975)         33,765
    Corporate administrative
    expenses                       7,325                -             7,325
    Pre-opening and gaming
    development cost               4,954               (852)          4,102
    Depreciation and amortization 17,099             (2,722)         14,377
    Restructuring charge           9,007               (107)          8,900
                                 211,133            (34,737)        176,396

    Income (loss) before other
    income (expense) and provision
    (benefit) for income taxes     7,733               6,381         14,114

OTHER INCOME (EXPENSE) :
    Interest income                  194                (31)            163
    Other income (expense), net       76                 (4)             72
    Interest expense            (11,587)                  22       (11,565)
                                (11,317)                (13)       (11,330)
    Income (loss) before provision
    (benefit) for income taxes   (3,584)               6,368         2,784

PROVISION FOR INCOME TAXES       (1,398)               2,484  (2)    1,086

NET INCOME                      $(2,186)              $3,884        $1,698

EARNINGS PER COMMON AND
COMMON SHARE EQUIVALENT :
    Primary                      $(0.07)                             $0.06
    Fully diluted                $(0.07)                             $0.06

WEIGHTED AVERAGE COMMON AND
COMMON EQUIVALENT SHARES :
    Primary                   30,751,992                        30,751,992
    Fully diluted             30,380,799                        30,380,799

NOTES:
(1)  Reverse Mesquite profit and loss items as if sale occurred  April 1, 1996.
(2)  Additional tax provision required.

                    PLAYERS INTERNATIONAL, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                           For the Year Ended March 31, 1996
                      (Dollars in thousands, except per share data)
                            Historical        Adjustments &       Pro Forma
                                              Eliminations (1)
REVENUES :
    Casino                    $269,739          (16,870)          $252,869
    Food and beverage           11,825           (5,171)             6,654
    Hotel                        4,851           (3,883)               968
    Other                        4,980           (2,017)             2,963
                               291,395          (27,941)           263,454
COST AND EXPENSES :
    Casino                     110,959          (10,728)           100,231
    Food and beverage           12,601           (6,498)             6,103
    Hotel                        2,503           (2,160)               343
    Other gaming related
     expenses                   80,051          (12,927)            67,124
    Corporate administrative
     expenses                   10,387              -               10,387
    Pre-opening and gaming
     development cost           13,787           (3,726)            10,061
    Depreciation and
     amortization               17,236           (2,531)            14,705

                               247,524          (38,570)           208,954
   Income (loss) before other
   income (expense) and provision
   (benefit) for income taxes   43,871            10,629            54,500

OTHER INCOME (EXPENSE) :
    Interest income              5,850                 1             5,851
    Other income (expense),
     net                         1,587               -               1,587
    Interest expense          (14,718)                96          (14,622)
                               (7,281)                97           (7,184)
    Income (loss) before provision
    (benefit) for income taxes  36,590            10,726            47,316

PROVISION FOR INCOME TAXES      14,270             4,183  (2)       18,453
NET INCOME                     $22,320            $6,543           $28,863

EARNINGS PER COMMON AND
  COMMON SHARE EQUIVALENT :
    Primary                      $0.70                               $0.90
    Fully diluted                $0.70                               $0.90

WEIGHTED AVERAGE COMMON AND
  COMMON EQUIVALENT SHARES :
    Primary                 32,009,700                          32,009,700
    Fully diluted           32,015,800                          32,015,800

NOTES:
(1)  Reverse Mesquite profit and loss items as if sale occurred April 1, 1995.
(2)  Additional tax provision required.

(c)	Exhibits

Exhibit No.			Exhibit Description

  	2.1				Asset Purchase Agreement by and among Players Nevada, Inc., Players
Mesquite Land, Inc., Players Mesquite Golf Club, Inc. and RBG, LLC (the "Asset
Purchase Agreement").

2.2				March 17, 1997 Letter Agreement to the Asset Purchase Agreement
Extending Closing Date.

2.3				March 18, 1997 Letter Agreement to the Asset Purchase Agreement
Regarding Application of Due Diligence Fee.

2.4				March 18, 1997 Letter Agreement to the Asset Purchase Agreement
Regarding Certain Matters Incident to Closing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


PLAYERS INTERNATIONAL, INC.
(Registrant)



By /s/  Henry M. Applegate

     Henry M. Applegate
     Senior Vice President and Chief
     Financial Officer and Chief
     Accounting Officer


Dated:  April 2, 1997